Exhibit 10.3
EXECUTION VERSION

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC
as Issuer
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee
___________________________________________
SUPPLEMENTAL INDENTURE No. 5
Dated as of April 22, 2025
to
SECOND AMENDED AND RESTATED
BASE INDENTURE
Dated as of June 3, 2004
___________________________________________
Rental Car Asset Backed Notes
(Issuable in Series)

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SUPPLEMENTAL INDENTURE No. 5, dated as of April 22, 2025 (“Supplemental Indenture”), to the SECOND AMENDED AND RESTATED BASE INDENTURE, dated as of June 3, 2004 (the “Base Indenture”), between AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a special purpose, limited liability company established under the laws of Delaware, as issuer (“ABRCF”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to The Bank of New York), a national banking association, as trustee (in such capacity, the “Trustee”).
W I T N E S S E T H:
WHEREAS, ABRCF and the Trustee are parties to the Base Indenture;
WHEREAS, pursuant to Section 12.1(h) of the Base Indenture, without the consent of any Noteholder, ABRCF, the Trustee and any applicable Enhancement Provider may enter into one or more Supplements to the Base Indenture so long as (i) the Rating Agency Consent Condition is met and (ii) as evidenced by an Opinion of Counsel, such action shall not adversely affect in any material respect the interests of any Noteholders;
WHEREAS, ABRCF desires to amend the definition of “Eligible Vehicle” in Schedule I of the Base Indenture to make such definition consistent with the requirements of the definition of “Vehicle Perfection and Documentation Requirements” in Schedule I of the Base Indenture;
WHEREAS, ABRCF has requested the Trustee and each applicable Enhancement Provider to consent, and the Trustee and each applicable Enhancement Provider have consented, to the amendment of certain provisions of the Base Indenture as set forth herein;
WHEREAS, on the date hereof, (i) the Rating Agency Consent Condition will be met and (ii) an Opinion of Counsel to the effect that such amendment shall not adversely affect in any material respect the interests of any Noteholder will be provided; and
WHEREAS, ABRCF has duly authorized the execution and delivery of this Supplemental Indenture.
NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Base Indenture be amended and supplemented as follows:
SECTION 1: AMENDMENTS TO SCHEDULES
Section 1.1    Amended and Restated Definition. The definition of “Eligible Vehicle” in Schedule I to the Base Indenture is hereby amended and restated as follows by inserting the text thereof which is double underlined:
“Eligible Vehicle” means an automobile or light truck that (i) either is a Program Vehicle (other than a light truck manufactured by Chrysler that is subject to a nine-month or longer minimum hold period under the Guaranteed Depreciation Program with Chrysler)

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or a Non-Program Vehicle manufactured by an Eligible Non-Program Manufacturer or other Manufacturer, in each case at the time of leasing under the relevant Lease, (ii) is owned by AESOP Leasing, AESOP Leasing II, ABCR, ARAC or BRAC, any other Permitted Sublessees or their respective Permitted Nominees, as applicable, free and clear of all Liens other than Permitted Liens, and (iii) with respect to which the Trustee is noted as the first lienholder on the Certificate of Title (other than with respect to Certificates of Title for (i) the Franchisee Vehicles (which Certificates of Title will show the nominee lienholder under the related Franchisee Nominee Agreement as the first lienholder) and (ii) Vehicles located in the states of Ohio, Oklahoma and Nebraska) therefor, or the Certificate of Title has been submitted to the appropriate state authorities for such notation (other than with respect to Certificates of Title for Vehicles located in the states of Ohio, Oklahoma and Nebraska).
SECTION 2: DEEMED AMENDMENTS
Section 2.1    Deemed Amendments and/or Waiver.
Concurrently with the execution of this Supplemental Indenture, the Finance Lease shall be amended to provide for the use of Vehicles in Puerto Rico pursuant to the Finance Lease Amendment and the ABPR Sublease Agreement shall be entered into pursuant to which ABPR shall become a Permitted Sublessee and the Existing ABPR Vehicles shall be Leased under the Finance Lease. As of the date hereof, (i) the Series 2011-4 Notes are the only Series of Notes that could be materially and adversely affected by the amendment of the definition of “Eligible Vehicle” set forth in Section 1 above and (ii) U.S. Bank National Association holds 100% of the aggregate Invested Amount of the Series 2011-4 Notes (in such capacity, the “Series 2011-4 Noteholder”).
In connection with the amendment to the definition of “Eligible Vehicle” set forth in Section 1 herein, the Series 2011-4 Noteholder acknowledges that, with respect to the Finance Lease, (i) the Certificates of Title with respect to the Existing ABPR Vehicles will be registered in the name of ABPR, and, within sixty (60) days following the date hereof (or such longer period as may be agreed by the parties hereto), noted with a Lien of the Trustee as the first lienholder on its respective Certificate of Title, consistent with the requirements of the definition of “Vehicle Perfection and Documentation Requirements” and (ii) certain provisions of the Base Indenture or any other Related Document may be inconsistent with the requirements of the definitions “Eligible Vehicle” (as amended by this Supplemental Indenture) and “Vehicle Perfection and Documentation Requirements”.
As a precautionary measure, to the extent any provisions in the Base Indenture or any other Related Document are inconsistent with requirements of the definitions “Eligible Vehicle” (as amended by this Supplemental Indenture) and “Vehicle Perfection and Documentation Requirements”, such provisions shall be deemed an amendment to the Base Indenture and each Related Document solely to the extent affected thereby such that the applicable provision is consistent with the definitions of “Eligible Vehicle” (as amended by this Supplemental Indenture) and “Vehicle Perfection and Documentation Requirements” (collectively, the “Deemed Amendments”). The Series 2011-4 Noteholder hereby consents to such Deemed Amendments and waives any breach or default under the Base Indenture or any other Related Document that may arise solely as a result of such Deemed Amendments.

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The Trustee is directed to execute and deliver this Supplemental Indenture, the Finance Lease Amendment and the ABPR Sublease Agreement, in each case, to the extent so required under the Base Indenture or the Related Documents. The Deemed Amendments shall be limited solely for the purposes and to the extent expressly set forth herein, and, except as set forth herein, nothing herein express or implied shall constitute an amendment, supplement, modification, or waiver to or of any other term, provision, or condition of the Base Indenture or any other Related Document.
For purposes of this Section 2, the following terms have the following meanings:

“ABPR” means Avis Budget de Puerto Rico, Inc.
“ABPR Sublease Agreement” means the AESOP I Finance Sublease Agreement, dated as of April 22, 2025, by and between Avis Budget de Puerto Rico, Inc., as sublessee, and ABCR, as sublessor.
“Existing ABPR Vehicles” means the Vehicles Leased under the Finance Lease as of April 22, 2025 that are owned by ABPR and will be subleased by ABPR under the ABPR Sublease Agreement.
“Finance Lease Amendment” means the Sixth Amendment to the Amended and Restated Master Motor Vehicle Finance Lease Agreement, dated as of April 22, 2025, by and among AESOP Leasing, as the lessor thereunder, ARAC and BRAC, each as a lessee thereunder, and ABCR, as a lessee, Administrator and Finance Lease Guarantor thereunder.
SECTION 3: REPRESENTATIONS AND WARRANTIES
In order to induce the Trustee to agree to this Supplemental Indenture, ABRCF hereby represents and warrants as follows for the benefit of the Trustee and the Secured Parties, as of the date hereof:
Section 3.1    Affirmation of Representations and Warranties.
Each representation and warranty of ABRCF set forth in the Base Indenture and in each other Related Document to which it is a party is true and correct as of the date of this Supplemental Indenture in all material respects (except for representations and warranties which are limited as to materiality by their terms, which representations and warranties shall be true and correct as of the date of this Supplemental Indenture) as though such representation or warranty were being made on and as of the date hereof and is hereby deemed repeated as though fully set forth herein.
Section 3.2    Limited Liability Company and Governmental Authorization.
The execution, delivery and performance by ABRCF of this Supplemental Indenture (a) is within ABRCF’s limited liability company powers and has been duly authorized by all necessary limited liability company action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained, and (c) does not contravene, or constitute a default under, any provision of applicable law or regulation or of the

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certificate of formation or limited liability company agreement of ABRCF or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon ABRCF or any of its Assets or result in the creation or imposition of any Lien on any Asset of ABRCF, except for Liens created by this Supplemental Indenture or the other Related Documents. This Supplemental Indenture has been executed and delivered by a duly authorized officer of ABRCF.
Section 3.3    Binding Effect.
This Supplemental Indenture is a legal, valid and binding obligation of ABRCF enforceable against ABRCF in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).
Section 3.4    No Consent.
No consent or action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Supplemental Indenture or for the performance of any of ABRCF’s obligations hereunder other than such consents, approvals, authorizations, registrations, declarations or filings as were obtained by ABRCF prior to the Initial Closing Date, or the date hereof, as applicable.
SECTION 4: CONDITIONS PRECEDENT
This Supplemental Indenture shall become effective and shall be binding on each of the parties hereto upon the satisfaction or due waiver of each of the following conditions precedent:
1.    The consent of each affected Noteholder shall have been given in accordance with the terms of the applicable Supplement and a copy thereof provided to the Trustee.
2.    The Rating Agency Consent Condition shall have been satisfied.
3.    The Trustee shall have received an Officer’s Certificate of ABRCF dated as of the date hereof to the effect that (i) no Amortization Event, Aggregate Asset Amount Deficiency, Enhancement Agreement Event of Default, Enhancement Deficiency, Loan Event of Default, AESOP I Operating Lease Vehicle Deficiency, Manufacturer Event of Default, Lease Event of Default, Potential Amortization Event, Potential Enhancement Agreement Event of Default, Potential Loan Event of Default, Potential Lease Event of Default, or Potential Manufacturer Event of Default is continuing or will occur as a result of the execution and delivery of this Supplemental Indenture, and (ii) the execution and delivery of this Supplemental Indenture will not result in any breach of any of the terms, conditions or provisions of or constitute a default under any

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indenture, mortgage, deed of trust or other agreement or instrument, including, without limitation, any Related Document, to which ABRCF is a party or by which it or its property is bound or any order of any court or administrative agency entered in the suit, action or other judicial or administrative proceeding to which ABRCF is a party or by which it or its property may be bound or to which it or its property may be subject.
4.    The Trustee shall have received one or more Opinions of Counsel, subject to the assumptions and qualifications stated therein and an Officer’s Certificate of ABRCF, in each case, in a form substantially acceptable to the Trustee, dated the date hereof, substantially to the effect that (x) all conditions precedent provided for in the Base Indenture with respect to the execution and delivery of this Supplemental Indenture have been complied with in all material respects, (y) the execution of this Supplemental Indenture is authorized and permitted by the Indenture and that it will be valid and binding upon ABRCF in accordance with its terms and (z) this Supplemental Indenture shall not adversely affect in any material respect the interests of any Noteholders.
SECTION 5: MISCELLANEOUS
Section 5.1    Counterpart Originals.
This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Supplemental Indenture. The parties agree that this Supplemental Indenture may be executed and delivered by electronic signatures and that the signatures appearing on this Supplemental Indenture are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplemental Indenture or any document to be signed in connection with this Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.
Section 5.2    Ratification and Effect.
The Base Indenture, as amended and supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.
Section 5.3    Effect of Supplemental Indenture.

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This Supplemental Indenture is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Base Indenture.
Section 5.4    Headings, etc.
The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
Section 5.5    Choice of Law.
THIS SUPPLEMENTAL INDENTURE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the Trustee and ABRCF have caused this Supplemental Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

AVIS BUDGET RENTAL CAR FUNDING
(AESOP) LLC,
as Issuer

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and
Treasurer

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

[Signature page to the Supplemental Indenture No. 5 to the Base Indenture]

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Solely with respect to Section 2 herein, acknowledged and accepted by:

U.S. BANK NATIONAL ASSOCIATION,
as Series 2011-4 Noteholder

By:	/s/ Pawel Bania
Name: Pawel Bania
Title: Vice President

[Signature page to the Supplemental Indenture No. 5 to the Base Indenture]

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